Exhibit 99.1

NEWS RELEASE
Contacts:	Rob Capps, President & CEO MIND Technology, Inc. 281-353-4475

Ken Dennard / Zach Vaughan Dennard Lascar Investor Relations 713-529-6600 MIND@dennardlascar.com

MIND TECHNOLOGY, INC. REPORTS

FISCAL 2027 First QUARTER RESULTS

THE WOODLANDS, TX – June 10, 2026 – MIND Technology, Inc. (NASDAQ: MIND) (“MIND” or the “Company”) today announced financial results for its fiscal 2027 first quarter ended April 30, 2026.

Revenues for the first quarter of fiscal 2027 were approximately $9.7 million compared to $9.8 million for the fourth quarter of fiscal 2026 and $7.9 million for the first quarter of fiscal 2026.

The Company reported operating income of $14,000 for the first quarter of fiscal 2027 compared to $78,000 for the fourth quarter of fiscal 2026 and an operating loss of $658,000 for the first quarter of fiscal 2026. Net loss for the first quarter of fiscal 2027 amounted to $411,000, or a loss of $0.05 per share, compared to a net loss of $271,000, or a loss of $0.03 per share, for the fourth quarter of fiscal 2026 and a net loss of $970,000, or a loss of $0.12 per share, for the first quarter of fiscal 2026. In computing net loss per common share, approximately 9,089,000 shares were outstanding for the first quarter of fiscal 2027, compared to 9,040,000 shares for the fourth quarter of fiscal 2026, and 7,969,000 shares during the first quarter of fiscal 2026.

Adjusted EBITDA for the first quarter of fiscal 2027 was $811,000 compared to Adjusted EBITDA of $1.1 million for the fourth quarter of fiscal 2026 and negative Adjusted EBITDA of $179,000 for the first quarter of fiscal 2026. Adjusted EBITDA, which is a non-GAAP measure, is defined and reconciled to reported net income (loss) and cash provided by (used in) operating activities in the accompanying financial tables. These are the most directly comparable financial measures calculated and presented in accordance with United States generally accepted accounting principles, or GAAP.

The backlog of Marine Technology Product orders related to our Seamap segment was approximately $7.6 million as of April 30, 2026 compared to $13.9 million at January 31, 2026 and $21.1 million at April 30, 2025.

Rob Capps, MIND’s President and Chief Executive Officer, stated, “Our first quarter results were consistent with our expectations, and we delivered another quarter of positive Adjusted EBITDA. Our after-market business remains a steady contributor that made up about 50% of our total revenue in this most recent quarter. This component of our business continues to provide a solid base of revenue.

“As we discussed last quarter, near-term visibility across our markets remains impacted by significant macro uncertainty, yet our conviction in MIND's long-term prospects remains strong. Certain of our customers have seen an impact on their operations from the on-going conflict in the Middle East. Additionally, we believe that overall economic, security and political uncertainties are causing many, if not all, companies within the marine technology industry to be cautious in the near term. In our opinion, these factors are major contributors to our reduced near-term visibility. While we will likely see some operational softness in the very near-term, we believe the longer term outlook for the marine exploration and survey market is  positive. Some of our customers are reporting increasing backlogs and many industry commentators predict a strong resurgence in marine exploration activity.    These factors bode well for MIND’s longer-term outlook. Our financial position and liquidity remain strong.  We believe we are well positioned to weather any near-term challenges and to take advantage of emerging opportunities.

“As we have stated previously, we are committed to enhancing stockholder value and are open to a variety of means to accomplish that objective. We continue to identify and evaluate a number of such opportunities and intend to maintain our disciplined approach. MIND has both the resources and the flexibility to act quickly and efficiently when the right opportunity arises,” concluded Capps.

CONFERENCE CALL

Management has scheduled a conference call for Thursday, June 11, 2026 at 9:00 a.m. Eastern Time (8:00 a.m. Central Time) to discuss the Company’s fiscal 2027 first quarter results. To access the call, please dial (412) 902-0030 and ask for the MIND Technology call at least 10 minutes prior to the start time. Investors may also listen to the conference live on the MIND Technology website, http://mind-technology.com, by logging onto the site and clicking “Investor Relations”. A telephonic replay of the conference call will be available through June 18, 2026, and may be accessed by calling (201) 612-7415 and using passcode 13760778 #.  A webcast archive will also be available at http://mind-technology.com shortly after the call and will be accessible for approximately 90 days. For more information, please contact Dennard Lascar Investor Relations by email at MIND@dennardlascar.com.

ABOUT MIND TECHNOLOGY

MIND Technology, Inc. provides technology to the oceanographic, hydrographic, defense, seismic and security industries. Headquartered in The Woodlands, Texas, MIND has a global presence with key operating locations in the United States, Singapore, Malaysia, and the United Kingdom. Its Seamap unit designs, manufactures and sells specialized, high performance, marine exploration and survey equipment.

Forward-looking Statements

Certain statements and information in this press release concerning results for the quarter ended April 30, 2026 may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature.  These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.  All comments concerning our expectations for future revenues and operating results are based on our forecasts of our existing operations and do not include the potential impact of any future acquisitions or dispositions.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, without limitation, reductions in our customers’ capital budgets, our own capital budget, limitations on the availability of capital or higher costs of capital, and volatility in commodity prices for oil and natural gas.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, unless required by law, whether as a result of new information, future events or otherwise. All forward-looking statements included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

Non-GAAP Financial Measures

Certain statements and information in this press release contain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP.  Company management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Company management also believes that these non-GAAP financial measures enhance the ability of investors to analyze the Company's business trends and to understand the Company's performance. In addition, the Company may utilize non-GAAP financial measures as guides in its forecasting, budgeting, and long-term planning processes and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.

Adjusted EBITDA, which is a non-GAAP measure, is defined and reconciled to reported net income from continuing operations and cash used in operating activities in the accompanying financial tables. These are the most directly comparable financial measures calculated and presented in accordance with United States generally accepted accounting principles, or GAAP.

Reconciliation of Backlog, which is a non-GAAP financial measure, is not included in this press release due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate the most directly comparable GAAP financial measures.

Tables to Follow

MIND TECHNOLOGY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

(unaudited)

	April 30, 2026	January 31, 2026
ASSETS
Current assets:
Cash and cash equivalents	$17,656	$19,050
Accounts receivable, net of allowance for credit losses of $332 at each of April 30, 2026 and January 31, 2026	16,515	12,570
Inventories, net	10,977	11,150
Prepaid expenses and other current assets	1,593	2,114
Total current assets	46,741	44,884
Property and equipment, net	1,196	1,235
Operating lease right-of-use assets	910	1,092
Intangible assets, net	1,614	1,753
Deferred tax asset	302	302
Total assets	$50,763	$49,266
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,499	$1,214
Deferred revenue	598	320
Customer deposits	901	971
Accrued expenses and other current liabilities	2,610	1,596
Income taxes payable	2,721	2,656
Operating lease liabilities - current	655	686
Total current liabilities	8,984	7,443
Operating lease liabilities - non-current	255	406
Total liabilities	9,239	7,849
Stockholders’ equity:
Common stock, $0.01 par value; 40,000 shares authorized; 9,089 shares issued and outstanding at April 30, 2026 and at January 31, 2026	91	91
Additional paid-in capital	149,508	148,990
Accumulated deficit	(108,109)	(107,698)
Accumulated other comprehensive gain	34	34
Total stockholders’ equity	41,524	41,417
Total liabilities and stockholders’ equity	$50,763	$49,266

MIND TECHNOLOGY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	For the Three Months Ended April 30,
	2026	2025
Revenues:
Sales of marine technology products	$9,672	$7,902
Cost of sales:
Sales of marine technology products	5,575	4,571
Gross profit	4,097	3,331
Operating expenses:
Selling, general and administrative	3,545	3,384
Research and development	310	380
Depreciation and amortization	228	225
Total operating expenses	4,083	3,989
Operating income (loss)	14	(658)
Other income (expense):
Other, net	51	(18)
Total other income (expense)	51	(18)
Income (loss) before income taxes	65	(676)
Provision for income taxes	(476)	(294)
Net loss	$(411)	$(970)
Net loss per common share - Basic and diluted	$(0.05)	$(0.12)
Shares used in computing net loss per common share:
Basic and diluted	9,089	7,969

MIND TECHNOLOGY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	For the Three Months Ended April 30,
	2026	2025
Cash flows from operating activities:
Net loss	$(411)	$(970)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	228	225
Stock-based compensation	518	272
Provision for inventory obsolescence	—	15
Changes in:
Accounts receivable	(3,961)	3,969
Unbilled revenue	17	16
Inventories	172	282
Prepaid expenses and other current and long-term assets	521	(92)
Income taxes receivable and payable	65	208
Accounts payable, accrued expenses and other current liabilities	1,713	(386)
Deferred revenue and customer deposits	(208)	529
Net cash (used in) provided by operating activities	(1,346)	4,068
Cash flows from investing activities:
Purchases of property and equipment	(48)	(237)
Net cash used in investing activities	(48)	(237)
Cash flows from financing activities:
Net cash provided by financing activities	—	—
Effect of changes in foreign exchange rates on cash and cash equivalents	—	5
Net change in cash and cash equivalents	(1,394)	3,836
Cash and cash equivalents, beginning of period	19,050	5,336
Cash and cash equivalents, end of period	$17,656	$9,172

MIND TECHNOLOGY, INC.

Reconciliation of Net Loss and Net Cash from Operating Activities to EBITDA and

Adjusted EBITDA

(in thousands)

(unaudited)

	For the Three Months Ended April 30,
	2026	2025
Reconciliation of Net loss to EBITDA and Adjusted EBITDA
Net loss	$(411)	$(970)
Depreciation and amortization	228	225
Provision for income taxes	476	294
EBITDA (1)	293	(451)
Stock-based compensation	518	272
Adjusted EBITDA (1)	$811	$(179)
Reconciliation of Net Cash (Used in) Provided by Operating Activities to EBITDA
Net cash (used in) provided by operating activities	$(1,346)	$4,068
Stock-based compensation	(518)	(272)
Provision for inventory obsolescence	—	(15)
Changes in accounts receivable	3,944	(3,985)
Taxes paid, net of refunds	411	80
Changes in inventory	(172)	(282)
Changes in accounts payable, accrued expenses and other current liabilities, deferred revenue and customer deposits	(1,505)	(143)
Changes in prepaid expenses and other current and long-term assets	(521)	92
Other	—	6
EBITDA (1)	$293	$(451)

1.

EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as net income before (a) interest income and interest expense, (b) provision for (or benefit from) income taxes and (c) depreciation and amortization. Adjusted EBITDA excludes non-cash foreign exchange gains and losses, stock-based compensation, impairment of intangible assets and other non-cash tax related items. We consider EBITDA and Adjusted EBITDA to be important indicators for the performance of our business, but not measures of performance or liquidity calculated in accordance with GAAP. We have included these non-GAAP financial measures because management utilizes this information for assessing our performance and liquidity, and as indicators of our ability to make capital expenditures, service debt and finance working capital requirements and we believe that EBITDA and Adjusted EBITDA are measurements that are commonly used by analysts and some investors in evaluating the performance and liquidity of companies such as us. In particular, we believe that it is useful to our analysts and investors to understand this relationship because it excludes transactions not related to our core cash operating activities. We believe that excluding these transactions allows investors to meaningfully trend and analyze the performance of our core cash operations. EBITDA and Adjusted EBITDA are not measures of financial performance or liquidity under GAAP and should not be considered in isolation or as alternatives to cash flow from operating activities or as alternatives to net income as indicators of operating performance or any other measures of performance derived in accordance with GAAP. In evaluating our performance as measured by EBITDA, management recognizes and considers the limitations of this measurement. EBITDA and Adjusted EBITDA do not reflect our obligations for the payment of income taxes, interest expense or other obligations such as capital expenditures. Accordingly, EBITDA and Adjusted EBITDA are only two of the measurements that management utilizes. Other companies in our industry may calculate EBITDA or Adjusted EBITDA differently than we do and EBITDA and Adjusted EBITDA may not be comparable with similarly titled measures reported by other companies.